                                                                 Exhibit 10.56

                             TERMINATION AGREEMENT


     THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into this
                                      ---------
23rd day of July 1996, by and between Coinmach Laundry Corporation (formerly SAS Acquisitions Inc.), a Delaware corporation ("Coinmach"), with its principal
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office at 55 Lumber Road, Roslyn, New York 11576, and GTCR IV, L.P., a Delaware
limited partnership ("GTCR"), located at 6100 Sears Tower, Chicago, Illinois
                      ----
60606.


                                   Recitals
                                   --------

     A. Coinmach and GTCR entered into an Amended and Restated Management and Consulting Services Agreement, dated November 30, 1995 (the "Management
                                                             ----------
Agreement") pursuant to which GTCR agreed to provide certain management and
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consulting services to Coinmach; and

     B. GTCR has agreed to terminate the Management Agreement upon the terms and conditions set forth herein.


                                   Agreement
                                   ---------


     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


     1.  Termination.  Effective immediately upon GTCR's receipt of payment by
         -----------
Coinmach of $500,000 (the "Final Management Fee"), which payment shall be made
                           --------------------
by wire transfer of immediately available funds to an account designated in writing by GTCR, the parties hereto agree to terminate the Management Agreement in all respects, and all rights, obligations, interests, claims and causes of action under the Management Agreement of either party thereunder upon such termination shall be canceled, terminated, released and extinguished in all respects, and the parties thereto shall have no further rights or obligations thereunder. GTCR hereby agrees that the Final Management Fee shall constitute payment in full of any and all fees, costs, expenses and other payments of any kind to which GTCR is entitled under the Management Agreement.

     2.  Mutual Representations.  Each party hereto represents and warrants to
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the other party that, as of the date hereof: (i) it has full power and authority to execute, deliver and perform its obligations under this Agreement; and (ii) the
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Termination Agreement
Page 2



execution, delivery and performance of this Agreement has not resulted, nor will result, in any breach of any provision of, or constitute a default (or an event which with or without notice and/or lapse of time would constitute a default), under its certificate of incorporation, bylaws or partnership agreement, as applicable, or any material agreement or instrument to which it is a party or by which it is bound, or any law, statute, order, judgment, rule or regulation applicable to it of any court or other governmental authority.

     3.  Miscellaneous.  This Agreement constitutes the entire agreement among
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the parties hereto with respect to the subject matter referred to herein and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect to thereto. This Agreement cannot be amended, modified or supplemented except by an instrument in writing executed by each of the parties hereto. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without regard to any conflict of laws provisions thereof). This Agreement shall be binding upon each party hereto, and their respective successors and assigns.


                           [SIGNATURE PAGES FOLLOWS]
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Termination Agreement
Page 3




     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.


                                              COINMACH LAUNDRY CORPORATION



                                              By:  /s/Robert M. Doyle
                                                   -----------------------
                                              Robert M. Doyle
                                              Senior Vice President



                                              GTCR IV, L.P.

                                              By:  Golder, Thoma, Cressey,
                                                   Rauner, Inc., its General
                                                   Partner


                                              By:    /s/Bruce V. Rauner
                                                   -----------------------
                                              Name:  Bruce V. Rauner
                                              Title: